UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

LIBERTY ALL-STAR® EQUITY FUND

USA

LIBERTY ALL-STAR EQUITY FUND
20
1986–2006

SECOND QUARTER REPORT • JUNE 30, 2006

LIBERTY ALL-STAR® EQUITY FUND

	2nd Quarter 2006	Year-to-Date
Fund Statistics
Period End Net Asset Value (NAV)	—	$8.37
Period End Market Price	—	$7.54
Period End Discount	—	9.9%
Distributions	$0.22	$0.45
Market Price Trading Range	$7.06 to $8.44	$7.06 to $8.77
Discount Range	6.4% to 11.5%	3.4% to 11.5%

Performance Summary
Shares Valued at NAV	(3.6)%	(0.5)%
Shares Valued at NAV with Dividends Reinvested	(3.3)%	0.0%
Shares Valued at Market Price with Dividends Reinvested	(6.8)%	(3.7)%
Lipper Large-Cap Core Mutual Fund Average	(2.5)%	1.3%
S&P 500 Index	(1.4)%	2.7%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 35.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

President’s Letter

Fellow Shareholders:	July 2006

The S&P 500 Index was ahead 5.6 percent through April of this year before a broad reversal took the index down 2.7 percent during the May – June period. The retrenchment reflected a powerful shift in investor sentiment – from accepting higher risk in the pursuit of potentially higher returns to an attitude of caution and risk aversion. Investors had benefited from positions in a range of asset classes – from emerging markets to industrial commodities – that had delivered good to near-spectacular returns over the past couple of years. But the Federal Reserve’s protracted series of increases in short-term interest rates coupled with tighter monetary policies of central banks around the world finally took their toll – exacerbated by inflation fears, slowing economic growth, corporate earnings worries and geopolitical tensions. It was one of those reversals offering no safe haven, as everything from stocks and bonds to gold, emerging markets and commodities gave up ground.

For the second quarter, the S&P 500 Index declined 1.4 percent, leaving it ahead 2.7 percent year-to-date through June 30. In the first quarter, nine out of 10 S&P sectors posted gains. In the second quarter, only five did – and two of those were in positive territory by a slender 0.01 percent. The best return (+5.7 percent) came from utilities – the only sector to post a negative return in the first quarter. Energy and consumer staples also showed good returns. The laggards were led by information technology
(-9.9 percent) and health care (-5.0 percent).

For the quarter, Liberty All-Star Equity Fund returned -3.6 percent with shares valued at net asset value (NAV), -3.3 percent with shares valued at NAV with dividends reinvested and -6.8 percent with shares valued at market price with dividends reinvested. These returns trailed the S&P 500 Index, as well as the Lipper Large-Cap Core Mutual Fund Average, which returned -2.5 percent.

From an investment return perspective, the primary difficulty for the Fund was underweights to the three best performing sectors in the S&P 500 Index – as mentioned, utilities, energy and consumer staples – and an overweight to the weak information technology sector.

While we are not pleased with the Fund’s second quarter investment return, Fund NAV performance has been decidedly positive and ahead of its Lipper primary benchmark over all longer-term periods, i.e., three, five, 10 and 15 years and since inception. From a market price perspective, the greater concern is the current short-term poor performance.

As shareholders are probably aware, the share price of closed-end funds typically trade at a premium or a discount to the underlying NAV. For the most part over the years, Fund NAV and share price have tracked reasonably well. Over the past five years, for example, Fund shares have averaged a 2.7 percent premium and over the past 10 years they have averaged a 2.0 percent discount. At June 30 the discount was 9.9 percent.

We have experienced premiums or discounts outside the normal range in the past - usually for relatively brief periods of time before returning closer to the average. This particular period began in the fourth quarter of 2005, and has affected many closed-end funds. The question is why. Our belief is that it can be traced in part to sustained increases in short-term interest rates by the Federal Reserve. The Fed has raised the Fed funds rate at 17 straight meetings of the Open Market Committee. As Treasury yields rise, they eventually become a surrogate for the Fund’s distribution policy – and without the normal risk associated with stock market investing. Although we cannot guarantee when or if the Fund’s discount will narrow, be assured that the Fund’s long-term philosophy and strategy remain intact, and we continue to monitor the situation closely.

Turning to another matter, we are pleased to introduce Chase Investment Counsel Corporation as a new growth manager in the Fund, replacing Mastrapasqua Asset Management as of June 1. To learn about the Fund’s new manager, I invite you to read the interview with Chase Senior Vice President and Senior Portfolio Manager David Scott beginning on page 8. Information about the investment professionals at the firm can be found on page 36.

We are grateful for your long-term support of the Fund.

Sincerely,

/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and manager, respectively, as of July 2006 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Investment Managers/Portfolio Characteristics

THE FUND’S ASSETS ARE EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS	VALUE	GROWTH
AS OF JUNE 30, 2006
(UNAUDITED)

											Total		S&P
	Schneider		Pzena		Matrix		Chase*		TCW		Fund		500 Index

Number of Holdings	60		33		32		39		29		166	**	500
Percent of Holdings in Top 10	42%		40%		39%		38%		58%		18%		19%
Weighted Average Market Capitalization (billions)	$23		$62		$89		$53		$48		$55		$86
Average Five-Year Earnings Per Share Growth	17%		11%		8%		21%		40%		19%		15%
Dividend Yield	1.3%		2.2%		1.8%		1.4%		0.5%		1.4%		1.9%
Price/Earnings Ratio	15	x	15	x	17	x	19	x	25	x	18	x	16	x
Price/Book Value Ratio	2.0	x	2.7	x	2.7	x	4.7	x	6.3	x	3.7	x	3.4	x

*	Chase Investment Counsel Corporation replaced Mastrapasqua Asset Management, Inc. effective June 1, 2006.
**	Certain holdings are held by more than one manager.

Investment Growth as of June 30, 2006

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through June 30, 2006. For certain information, it also assumes full participation in rights offerings (see below). This covers the period since the Fund commenced its 10 percent distribution policy in 1988.

                   The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $46,150 (includes the June 30, 2006 value of the original investment of $12,567, plus distributions during the period of $32,466 and tax credits on retained capital gains of $1,117).

                   The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $90,815.

                  On six occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The cost to fully participate in all the rights offerings under the terms of each offering totaled $35,416.

                  The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $147,601 (includes the cost of the rights of $35,416).

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE ONE	SUBSCRIPTION	TAX
YEAR	DISTRIBUTIONS	COMPLETED	ADDITIONAL SHARE	PRICE	CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006
1st Quarter	0.23
2nd Quarter	0.22

*            The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**     The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

Top 20 Holdings and Economic Sectors as of June 30, 2006

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

JPMorgan Chase & Co.	2.1%
Countrywide Financial Corp.	2.0
Wal-Mart Stores, Inc.	1.9
Schlumberger Ltd.	1.9
Fannie Mae	1.8
The Progressive Corp.	1.6
Citigroup, Inc.	1.5
Morgan Stanley	1.5
MetLife, Inc.	1.4
Microsoft Corp.	1.4
Pfizer, Inc.	1.3
Tyco International Ltd.	1.3
Reliant Energy, Inc.	1.3
Network Appliance, Inc.	1.2
Google, Inc., Class A	1.2
Dell, Inc.	1.1
General Electric Co.	1.1
eBay, Inc.	1.1
Freddie Mac	0.9
American International Group, Inc.	0.9

28.5%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Financials	26.2%
Consumer Discretionary	18.1
Information Technology	16.2
Industrials	13.2
Health Care	9.7
Energy	5.3
Consumer Staples	4.0
Utilities	2.8
Materials	1.8
Telecommunication Services	0.2
Other Net Assets	2.5

100.0%

*   Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Second Quarter

The following are the major ($5.0 million or more) stock changes–both purchases and sales– that were made in the Fund’s portfolio during the second quarter of 2006.

		SHARES AS OF
SECURITY NAME	PURCHASES (SALES)	JUNE 30, 2006
PURCHASES
D.R. Horton, Inc.	221,700	221,700
Dell, Inc.	335,500	595,800
Dollar General Corp.	510,000	510,000
Wal-Mart Stores, Inc.	127,225	515,725

SALES
Accenture Ltd., Class A	(175,000)	0
Ace Ltd.	(105,000)	0
Avnet, Inc.	(236,175)	0
Eli Lilly and Co.	(100,000)	0
Johnson Controls, Inc.	(98,525)	0
Morgan Stanley	(78,850)	305,075
St. Jude Medical, Inc.	(147,300)	0
The Walt Disney Co.	(235,300)	164,840	*
Yahoo!, Inc.	(271,900)	236,900

*Adjusted for acquisition of Pixar, Inc.

Manager Interview

David B. Scott, CFA, CIC

Chase Investment Counsel Corporation

Companies with consistent growth and ‘prudently’ priced stocks make the shopping list at Chase

The newest of Liberty All-Star Equity Fund’s five investment managers is Chase Investment Counsel Corp., which was retained beginning June 1, 2006. Located in Charlottesville, Virginia, Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks selling at reasonable prices. The firm’s investment process is characterized by a disciplined combination of fundamental, technical and quantitative research. We recently had the chance to speak with David Scott, Chase’s Senior Vice President and Senior Portfolio Manager.

Introduce us to Chase Investment Counsel, please, in terms of history, size, types of clients, ownership and any interesting facts or insights that distinguish the firm.

Chase Investment Counsel was founded in 1957 and is an independent organization, unaffiliated with any bank, brokerage or other type of financial firm. We’re actually the oldest independent investment adviser in the Commonwealth of Virginia. We’re independent in the sense that we’re entirely owned by our investment professionals and two additional officers of the company. We have a total of 17 employees, eight of whom are directly involved in the investment process. In terms of assets under management, we manage approximately $5.8 billion with about 200 clients. Some three-quarters of our clients are institutions, with the remainder being high net worth individuals and families.

What makes us a little different from other firms? One is our client population. Our clients are fairly limited in number, mostly concentrated in institutions and fairly good-sized in terms of the amount of money we manage for them. And that’s something that isn’t accidental – we’ve purposefully steered the firm in that direction. That leads to another distinguishing factor – high quality client service. Having fewer, larger clients has allowed us to concentrate our client service efforts. All our investment professionals are involved in client service, so there’s no wall between the clients and investment decision-makers. We also take a team approach to client relations, and that gives our clients an opportunity to have multiple contacts with people in the firm.

Among other distinguishing characteristics, we have an active board of directors that advises us on business decisions – not on investment decisions, but business decisions. That frees the investment professionals to spend more time on investments.

Can you describe the firm’s investment philosophy?

In terms of philosophy it’s pretty straightforward – we’re a growth stock manager seeking to purchase stocks at reasonable prices, which is traditionally known as “GARP,” or “growth at a reasonable price.”

You actually use the term “prudent price” instead of “reasonable price,” don’t you?

Yes, and I think the word prudent is important because while we believe long-term consistency of growth is a strong predictor of equity performance one has to be conscious of not paying unreasonable or imprudent prices. Growth at any price is what I would call a flawed investment strategy.

By the same token, it’s important to point out that we don’t focus exclusively on cheap stocks. We look for prudent pricing. We think the market, for the most part, gets its pricing just about right – but, still, we want to be sure that we’re paying a reasonable price. Most often, this comes up as a risk control mechanism, particularly at major pops in the market when some stocks, even though they have very good characteristics, trade at outrageous prices. Those are the stocks that we want to avoid.

“While we believe long-term consistency of growth is a strong predictor of equity performance one has to be conscious of not paying unreasonable or imprudent prices.”

What is your chief metric for determining valuation?

Primarily the PEG ratio, or price to earnings growth (a stock’s P/E ratio divided by the annual growth rate of the company’s earnings). We try to keep our PEG ratios at or below the market. Just to give you an idea, as of June 30, our stocks had a PEG ratio of .85 versus the S&P 500 Index average of 1.69. As a general rule, a stock is often considered underpriced if its PEG ratio is much below 1 and overpriced if it is much greater than 1. We also look at the PEG ratio to the reinvestment rate, which is a balance sheet measure of a company’s sustainable growth, that is, the growth that it can sustain without taking on additional debt or issuing new equity. We were at 1.02 as of June 30 while the S&P 500 Index was at 1.54.

Can you walk us through highlights of your investment process and sell discipline?

Once again, it’s a team approach and all the team members are involved in the investment decision-making and play critical roles in that process. That said, it’s done in a very disciplined manner. We believe that you have to have a disciplined, repeatable approach to selecting stocks as opposed to one that is subjective. So, our discipline is to manage information in a way that we can use it effectively and then utilize senior, experienced investment professionals to focus on a select group of stocks to put in the portfolio.

We start by using computer screens to take a very large universe of stocks –

over 6,000 – and initially screen for companies with earnings per share growth of 10 percent or greater over the last five years, with seven of the last 10 years or at least four of the past five rising. While that reduces the universe to about 600 names, it’s still too large a list. So, we run more screens delving into companies’ fundamental and technical factors. The focus of the fundamental analysis is short- and intermediate-term earnings growth. We also look at return on equity, debt to equity, the reinvestment rate and the P/E ratio. On the technical side the focus is primarily on relative price strength versus the universe, but the technical screens also look at unusual volume moves, momentum, insider transactions and price volatility. These screens are designed to take out the stocks that are not performing well currently. We don’t buy fallen angels and we don’t buy stocks that are out of favor because of fundamental or technical problems. We believe that the best growth stocks come from a universe of good performers in both the fundamental and technical areas.

“[Our investment process] is a team approach and all the team members are involved in the investment decision-making and play critical roles in that process.”

Finally, we get down to about 40 to 60 stocks every week. These stocks have the characteristics that I described, and they become the buy candidates. At this point, we do further research in order to pick the best of the best. We already own many of these stocks, so we are usually putting five to 10 stocks under the microscope and we may end up with one or two that are excellent portfolio candidates. At this point, we’re into the more subjective part of our process in which those five to 10 names are turned over to our analysts. They will conduct extensive research, utilize Wall Street contacts and independent research sources, and try to dig up any negative insights or analysis. They’ll do everything they can to flesh out the story and find something unique that makes the stock attractive.

The final part of the process is valuation, for which we use the PEG ratio. A stock might be very attractive in all the other analyses, but if it’s not reasonably priced we won’t buy it. When we do buy a stock, we establish a weighting we think it should have in the portfolio and we also set a sell target. Then, we begin the process of putting it in the portfolio and we’ll monitor it for new information that we get on an ongoing basis.

A stock can be sold for any of four reasons. One, it reaches the price target we set when we bought it and it can’t be upgraded. Two, we’ll sell if the fundamentals deteriorate; three, if the technicals deteriorate; and four, if we need to make room for other stocks that are simply more attractive and compelling.

What guidelines do you follow at the portfolio level?

Our portfolios generally contain 35 to 45 stocks. We think 15 to 20 is too risky, and that 75 to 100 dilutes our best ideas. We further diversify the portfolio by making sure that no more than 12 percent is in any single industry. We buy the stocks of the largest capitalization companies as well as those that are in the mid-cap range, but on average the larger companies are more heavily weighted. We don’t constrain our sectors, either. Probably the best examples of that would be energy, which is about 4 to 5 percent of the Russell 1000 Growth Index but recently 12 to 15 percent for us, and technology, which is a little more than 20 percent in the index but about 10 percent for us.

What are two stocks in the portion of the Liberty All-Star Equity Fund portfolio that you manage that serve as good examples of the Chase approach?

One is Pepsico, currently about 4 percent of our portion of the Liberty All-Star Equity Fund portfolio. Pepsi is a consistent long-term grower, it fits the quantitative profile and the short- and intermediate-term outlook for the company is strong. It has the added advantage of maintaining stability in what has become a very uneven earnings climate. Pepsi has relatively low earnings volatility, low stock price volatility and we think it’s trading at a reasonable price. It’s an international company that actually has a higher growth rate abroad than its competitor, Coca-Cola, and it’s more diversified than Coca-Cola as a large portion of its earnings come from the snack food business. The company has also diversified away from carbonated soft drinks into water and sports drinks. So, it’s a company with $100 billion market cap selling at around $60 a share that we think has the potential to reach $70 a share in the next 12 to 18 months.

“Our portfolios generally contain 35 to 45 stocks. We think 15 to 20 is too risky, and that 75 to 100 dilutes our best ideas.”

The other stock is in a different area and that’s General Dynamics. Once again, it’s a strong company, a dominant player in the defense industry and also in small business jets. Its businesses continue to be very strong – in fact, they’ve just informed analysts that the business jet division is doing better than expected. So, we have a company that has consistent longer-term growth, once again in excess of our requirements. It passed all the quantitative screens, and we like its very strong balance sheet. Trading at between 15 to 16 times earnings, General Dynamics is reasonably priced, and it’s in an industry that we think will hold up against almost all economic conditions. General Dynamics is a large cap company, but at a $27 billion market cap it’s not as large as Pepsi. The point there is that we buy stocks across the capitalization range, rather than being constrained to just the largest growth stocks.

Many thanks for a great interview, and welcome to the Liberty All-Star Equity Fund team.

Schedule of Investments as of June 30, 2006 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.0%)

CONSUMER DISCRETIONARY (17.8%)

Auto Components (1.0%)
Magna International, Inc., Class A	127,650	$9,186,971
Visteon Corp. (a)	526,625	3,796,966
		12,983,937
Automobiles (0.4%)
Honda Motor Co., Ltd. (b)	149,000	4,741,180

Hotels, Restaurants & Leisure (2.4%)
Carnival Corp.	132,000	5,509,680
GTECH Holdings Corp.	35,075	1,219,909
Harrah’s Entertainment, Inc.	27,500	1,957,450
Hilton Hotels Corp.	331,125	9,364,215
Marriott International, Inc., Class A	175,600	6,693,872
Starbucks Corp. (a)	179,220	6,767,347
		31,512,473
Household Durables (1.5%)
D.R. Horton, Inc.	221,700	5,280,894
Newell Rubbermaid, Inc.	103,125	2,663,719
Whirlpool Corp.	131,025	10,829,216
		18,773,829
Internet & Catalog Retail (2.3%)
Amazon.com, Inc. (a)	312,900	12,102,972
eBay, Inc. (a)	465,400	13,631,566
Liberty Media Holding Corp., Interactive Series A (a)	199,871	3,449,773
		29,184,311
Media (3.5%)
Comcast Corp., Class A (a)	307,000	10,063,460
Getty Images, Inc. (a)	59,300	3,766,143
Liberty Global, Inc., Class A (a)	129,582	2,786,013
Liberty Global, Inc., Series C (a)	139,105	2,861,390
Liberty Media Holding Corp., Capital Series A (a)	39,979	3,349,041
Omnicom Group, Inc.	27,700	2,467,793
Time Warner, Inc.	590,000	10,207,000
The Walt Disney Co.	164,840	4,945,200
XM Satellite Radio Holdings, Inc., Class A (a)	216,500	3,171,725
Yell Group PLC	230,000	2,172,593
		45,790,358

See Notes to Schedule of Investments and Financial Statements.

Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Multi-line Retail (3.9%)
Dollar General Corp.	510,000	$7,129,800
J.C. Penney Co., Inc.	120,300	8,121,453
Kohl’s Corp. (a)	180,825	10,690,374
Wal-Mart Stores, Inc.	515,725	24,842,473
		50,784,100
Specialty Retail (2.8%)
AutoZone, Inc. (a)	49,600	4,374,720
GameStop Corp., Class A (a)	70,825	2,974,650
The Gap, Inc.	490,000	8,526,000
Ross Stores, Inc.	292,000	8,190,600
Staples, Inc.	190,900	4,642,688
TJX Companies, Inc.	357,075	8,162,734
		36,871,392
CONSUMER STAPLES (4.0%)

Beverages (0.8%)
PepsiCo, Inc.	172,600	10,362,904

Food & Staples Retailing (0.7%)
Costco Wholesale Corp.	69,300	3,959,109
Walgreen Co.	127,900	5,735,036
		9,694,145
Food Products (2.1%)
Archer-Daniels-Midland Co.	154,200	6,365,376
Dean Foods Co. (a)	38,800	1,442,972
Kellogg Co.	107,500	5,206,225
Sara Lee Corp.	491,650	7,876,233
Tate & Lyle PLC (b)	120,500	5,397,954
Tyson Foods, Inc., Class A	30,500	453,230
		26,741,990
Household Products (0.4%)
Colgate-Palmolive Co.	85,200	5,103,480

ENERGY (5.3%)

Energy Equipment & Services (3.8%)
Baker Hughes, Inc.	87,700	7,178,245
Halliburton Co.	144,000	10,686,240
Schlumberger Ltd.	377,670	24,590,094
Tidewater, Inc.	137,000	6,740,400
		49,194,979

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Oil, Gas & Consumable Fuels (1.5%)
BP PLC (b)	88,200	$6,139,602
ChevronTexaco Corp.	100,000	6,206,000
Suncor Energy, Inc.	85,500	6,926,355
		19,271,957
FINANCIALS (26.2%)

Capital Markets (2.3%)
Merrill Lynch & Co., Inc.	97,300	6,768,188
Morgan Stanley	305,075	19,283,791
UBS AG, Registered Shares	38,200	4,190,540
		30,242,519
Commercial Banks (4.1%)
Bank of America Corp. (c)	170,000	8,177,000
Bank of New York Co., Inc.	261,000	8,404,200
Comerica, Inc.	117,925	6,130,921
Commerce Bancorp, Inc.	246,130	8,779,457
Hudson City Bancorp, Inc.	104,275	1,389,986
North Fork Bancorporation, Inc.	327,450	9,879,166
Sovereign Bancorp, Inc.	28,950	587,974
Wells Fargo & Co.	138,000	9,257,040
		52,605,744
Consumer Finance (0.9%)
SLM Corp.	208,115	11,013,446

Diversified Financial Services (3.7%)
Citigroup, Inc.	409,350	19,747,044
JPMorgan Chase & Co.	656,775	27,584,550
		47,331,594
Insurance (8.9%)
AFLAC, Inc.	62,300	2,887,605
Allstate Corp.	194,700	10,655,931
American International Group, Inc.	205,850	12,155,443
Aon Corp.	140,650	4,897,433
Genworth Financial, Inc., Class A	213,350	7,433,114
Marsh & McLennan Companies, Inc.	276,000	7,421,640
MetLife, Inc.	353,150	18,084,811

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Insurance (continued)
The Progressive Corp.	820,420	$21,092,998
Prudential Financial, Inc.	67,700	5,260,290
RenaissanceRe Holdings Ltd.	60,125	2,913,658
Torchmark Corp.	177,175	10,758,066
UnumProvident Corp.	68,325	1,238,732
XL Capital Ltd., Class A	173,600	10,641,680
		115,441,401
Real Estate Investment Trusts (1.0%)
Annaly Mortgage Management, Inc.	511,150	6,547,832
Host Marriott Corp.	112,275	2,455,454
Trizec Properties, Inc.	157,450	4,509,368
		13,512,654
Real Estate Management & Development (0.0%)
The St. Joe Co.	7,500	349,050

Thrifts & Mortgage Finance (5.3%)
Countrywide Financial Corp.	666,075	25,364,136
Fannie Mae	477,166	22,951,685
Freddie Mac	214,950	12,254,299
Golden West Financial Corp.	6,100	452,620
Washington Mutual, Inc.	160,187	7,301,323
		68,324,063
HEALTH CARE (9.7%)

Biotechnology (2.6%)
Amgen, Inc. (a)	74,300	4,846,589
Genentech, Inc. (a)	148,500	12,147,300
Genzyme Corp. (a)	118,200	7,216,110
MedImmune, Inc. (a)	352,000	9,539,200
		33,749,199
Health Care Equipment & Supplies (1.1%)
Boston Scientific Corp. (a)	393,950	6,634,118
Varian Medical Systems, Inc. (a)	152,400	7,216,140
		13,850,258

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	239,100	$10,023,072
HCA, Inc.	159,825	6,896,449
Omnicare, Inc.	77,050	3,653,711
Quest Diagnostics, Inc.	65,300	3,912,776
Triad Hospitals, Inc. (a)	111,225	4,402,285
		28,888,293
Pharmaceuticals (3.8%)
Bristol-Myers Squibb Co.	362,600	9,376,836
Johnson & Johnson	130,225	7,803,082
Novartis AG (b)	98,900	5,332,688
Pfizer, Inc.	743,300	17,445,251
Wyeth	203,000	9,015,230
		48,973,087
INDUSTRIALS (13.0%)

Aerospace & Defense (3.6%)
The Boeing Co.	112,150	9,186,206
Bombardier, Inc., Class B (a)	1,059,275	2,951,129
General Dynamics Corp.	105,600	6,912,576
Goodrich Corp.	69,975	2,819,293
Lockheed Martin Corp.	101,000	7,245,740
Rockwell Collins, Inc.	127,000	7,095,490
United Technologies Corp.	162,100	10,280,382
		46,490,816
Air Freight & Logistics (1.2%)
Expeditors International of Washington, Inc.	141,190	7,908,052
FedEx Corp.	69,800	8,156,828
		16,064,880
Airlines (0.1%)
Southwest Airlines Co.	99,075	1,621,858

Electrical Equipment (1.2%)
American Power Conversion Corp.	461,000	8,984,890
Rockwell Automation, Inc.	90,000	6,480,900
		15,465,790

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Industrial Conglomerates (3.0%)
3M Co.	93,200	$7,527,764
General Electric Co.	421,600	13,895,936
Tyco International Ltd.	631,000	17,352,500
		38,776,200
Machinery (1.8%)
Caterpillar, Inc.	148,200	11,037,936
Danaher Corp.	79,700	5,126,304
Navistar International Corp. (a)	267,525	6,583,790
		22,748,030
Road & Rail (2.1%)
CSX Corp.	164,725	11,603,229
Norfolk Southern Corp.	163,700	8,712,114
Swift Transportation Co., Inc. (a)	43,350	1,376,796
Union Pacific Corp.	63,000	5,856,480
		27,548,619
INFORMATION TECHNOLOGY (16.2%)

Communications Equipment (2.5%)
Cisco Systems, Inc. (a)	578,700	11,302,011
Lucent Technologies, Inc. (a)	3,921,100	9,489,062
QUALCOMM, Inc.	277,400	11,115,418
		31,906,491
Computers & Peripherals (3.2%)
Dell, Inc. (a)	595,800	14,543,478
Hewlett-Packard Co.	358,925	11,370,744
Network Appliance, Inc. (a)	429,715	15,168,939
		41,083,161
Electronic Equipment & Instruments (2.0%)
AU Optronics Corp. (b)	436,255	6,212,271
Celestica, Inc. (a)	319,725	3,050,177
Symbol Technologies, Inc.	724,000	7,811,960
Vishay Intertechnology, Inc. (a)	600,000	9,438,000
		26,512,408

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Internet Software & Services (1.8%)
Google, Inc., Class A (a)	35,900	$15,053,947
Yahoo!, Inc. (a)	236,900	7,817,700
		22,871,647
IT Services (0.9%)
BearingPoint, Inc. (a)	553,380	4,631,791
Computer Sciences Corp. (a)	50,950	2,468,018
Convergys Corp. (a)	33,475	652,762
First Data Corp.	100,000	4,504,000
		12,256,571
Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp.	372,000	7,049,400
International Rectifier Corp. (a)	109,178	4,266,676
Maxim Integrated Products, Inc.	73,450	2,358,480
Novellus Systems, Inc. (a)	319,300	7,886,710
		21,561,266
Software (4.1%)
Activision, Inc. (a)	95,400	1,085,652
Adobe Systems, Inc. (a)	164,980	5,008,793
CA, Inc.	437,358	8,987,707
Electronic Arts, Inc. (a)	81,300	3,499,152
Microsoft Corp.	766,925	17,869,352
Oracle Corp. (a)	792,400	11,481,876
Salesforce.com, Inc. (a)	185,500	4,945,430
		52,877,962
MATERIALS (1.8%)

Chemicals (0.4%)
Cytec Industries, Inc.	28,975	1,554,799
The Mosaic Co. (a)	234,850	3,675,402
		5,230,201
Metals & Mining (0.9%)
BHP Billiton Ltd. (b)	90,800	3,910,756
Newmont Mining Corp.	75,500	3,996,215
Southern Copper Corp.	51,400	4,581,282
		12,488,253

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Paper & Forest Products (0.5%)
International Paper Co.	187,532	$6,057,284

TELECOMMUNICATION SERVICES (0.2%)

Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc., Special Common Shares	58,675	2,282,458

UTILITIES (2.8%)

Electric Utilities (0.4%)
Exelon Corp.	99,900	5,677,317

Independent Power Producers & Energy Traders (1.3%)
Reliant Energy, Inc. (a)	1,358,850	16,279,023

Multi-Utilities (1.1%)
Sempra Energy	229,200	10,424,016
Wisconsin Energy Corp.	110,200	4,441,060
		14,865,076
TOTAL COMMON STOCKS (COST OF $1,169,831,706)		1,255,957,654

PREFERRED STOCK (0.3%)

CONSUMER DISCRETIONARY (0.3%)

Automobiles (0.3%)
General Motors Corp., Series C (cost of $2,789,438)	160,950	3,268,895

	INTEREST RATE	MATURITY DATE	PAR VALUE
CONVERTIBLE BONDS (0.2%)

INDUSTRIALS (0.2%)

Airlines (0.2%)
AMR Corp. (cost of $1,865,073)	4.25%	09/23/23	$1,679,000	2,688,499

See Notes to Schedule of Investments and Financial Statements.

	PAR VALUE	MARKET VALUE
SHORT-TERM INVESTMENT (2.1%)

REPURCHASE AGREEMENT (2.1%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/06, due 07/03/06 at 4.40%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $28,218,989 (repurchase proceeds $27,659,138) (Cost of $27,649,000)	$27,649,000	$27,649,000

TOTAL INVESTMENTS (99.6%) (COST OF $1,202,135,217)(d)		1,289,564,048

OTHER ASSETS & LIABILITIES, NET (0.4%)		4,738,117

NET ASSETS (100.0%)		$1,294,302,165

NET ASSET VALUE PER SHARE (154,598,224 SHARES OUTSTANDING)		$8.37

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Investments in affiliates during the six months ended June 30, 2006:

Security name:	Bank of America Corp.

Shares as of 12/31/05:	170,000

Shares purchased:	—

Shares sold:	—

Shares as of 06/30/06:	170,000

Net realized gain/loss:	—

Dividend income earned:	$170,000

Value at end of period:	$8,177,000

(d) Cost of investments for federal income tax purposes is $1,202,135,217.

Gross unrealized appreciation and depreciation of investments at June 30, 2006 is as follows:

Gross unrealized appreciation	$167,061,610
Gross unrealized depreciation	(79,632,779)
Net unrealized appreciation	$87,428,831

See Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2006 (UNAUDITED)

ASSETS:
Unaffiliated investments at market value (identified cost $1,195,223,718)	$1,281,387,048
Affiliated investments at market value (identified cost $6,911,499)	8,177,000
Cash	2,376
Receivable for investments sold	8,581,241
Dividends and interest receivable	1,177,646
Foreign tax reclaim	1,985
Other assets	100,719
TOTAL ASSETS	1,299,428,015

LIABILITIES:
Payable for investments purchased	4,082,327
Investment advisory, administrative and bookkeeping/pricing fees payable	908,560
Accrued expenses	134,963
TOTAL LIABILITIES	5,125,850
NET ASSETS	$1,294,302,165

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 154,598,224 shares outstanding)	$1,215,221,997
Overdistributed net investment income	(858,186)
Accumulated net realized loss on investments	(7,490,477)
Net unrealized appreciation on investments	87,428,831

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($8.37 PER SHARE)	$1,294,302,165

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends		$8,128,794
Dividends from affiliates		170,000
Interest		582,124
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $22,784)		8,880,918

EXPENSES:
Investment advisory fee	$4,783,387
Administrative fee	1,194,445
Bookkeeping and pricing fees	84,624
Custodian fee	37,818
Transfer agent fees	77,722
Shareholder communication expenses	205,629
Trustees’ fees and expenses	82,218
NYSE fee	94,578
Miscellaneous expenses	131,789

TOTAL EXPENSES		6,692,210

CUSTODY EARNINGS CREDIT		(1,551)

NET EXPENSES		6,690,659

NET INVESTMENT INCOME		2,190,259

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investment transactions		69,793,074

Net unrealized appreciation on investments:
Beginning of period	163,702,429
End of period	87,428,831
Change in unrealized appreciation-net		(76,273,598)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(4,290,265)

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

		YEAR ENDED
	SIX MONTHS ENDED	DECEMBER 31,
	JUNE 30, 2006	2005
	(UNAUDITED)
OPERATIONS:

Net investment income	$2,190,259	$2,558,482

Net realized gain on investment transactions	69,793,074	83,342,615

Change in unrealized appreciation on investments and foreign currency-net	(76,273,598)	(20,825,770)

Net increase (decrease) in net assets resulting from operations	(4,290,265)	65,075,327

DISTRIBUTIONS DECLARED FROM:

Net investment income	(3,091,965)	(2,557,705)

Net realized gain on investments	(66,477,237)	(84,322,544)

Paid-in capital	—	(43,732,531)

Total distributions	(69,569,202)	(130,612,780)

CAPITAL TRANSACTIONS:

Dividend reinvestments	—	61,508,410

Total decrease in net assets	(73,859,467)	(4,029,043)

NET ASSETS:

Beginning of period	1,368,161,632	1,372,190,675

End of period (including undistributed (overdistributed) net investment income of $(858,186) and $43,520, respectively)	$1,294,302,165	$1,368,161,632

See Notes to Financial Statements.

	SIX MONTHS ENDED		YEAR ENDED DECEMBER 31,
	JUNE 30, 2006		2005	2004		2003
	(UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$8.85		$9.30	$9.13		$7.14
Income from Investment Operations:
Net investment income	0.01		0.02	0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		0.40	1.09		2.76
Provision for Federal Income Tax	—		—	—		—
Total from Investment Operations	(0.03)		0.42	1.11		2.77
Less Distributions from:
Net investment income	(0.02)		(0.02)	(0.02	)(b)	(0.01)
Realized capital gain	(0.43)		(0.56)	(0.66)		(0.30)
Paid-in capital	—		(0.29)	(0.21)		(0.47)
Total Distributions	(0.45)		(0.87)	(0.89)		(0.78)
Change due to rights offering (c)	—		—	(0.05)		—
Impact of shares issued in dividend reinvestment (d)	—		—	—		—
Total Distributions, Reinvestments and Rights Offering	(0.45)		(0.87)	(0.94)		(0.78)
Net asset value at end of period	$8.37		$8.85	$9.30		$9.13
Market price at end of period	$7.54		$8.28	$9.56		$9.46

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)
Based on net asset value	0.0	%(f)	5.0%	13.0%		40.7%
Based on market price	(3.7	)%(f)	(4.4)%	12.1%		56.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$1,294		$1,368	$1,372		$1,153
Ratio of expenses to average net assets (g)	0.99	%(h)	0.99%	1.01%		1.04%
Ratio of net investment income to average net assets (g)	0.32	%(h)	0.20%	0.20%		0.11%
Portfolio turnover rate	38%		46%	57%		64%

(a)	Before provision for federal income tax.

(b)	Certain prior year amounts have been reclassified to conform to the current year financial statement presentation.

(c)	Effect of All-Star’s rights offerings for shares at a price below net asset value.

(d)	Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2002	2001	2000	1999	1998	1997	1996
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$10.65	$13.61	$14.02	$14.22	$13.32	$11.95	$11.03
Income from Investment Operations:
Net investment income	0.01	0.03	0.05	0.05	0.05	0.05	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(2.56)	(1.79)	0.96	1.22	2.35	3.01 (a)	2.15 (a)
Provision for Federal Income Tax	—	—	—	—	—	(0.36)	(0.13)
Total from Investment Operations	(2.55)	(1.76)	1.01	1.27	2.40	2.70	2.10
Less Distributions from:
Net investment income	(0.01)	(0.03)	(0.06)	(0.05)	(0.05)	(0.05)	(0.08)
Realized capital gain	(0.02)	(1.17)	(1.36)	(1.34)	(1.35)	(1.28)	(1.10)
Paid-in capital	(0.85)	—	—	—	—	—	—
Total Distributions	(0.88)	(1.20)	(1.42)	(1.39)	(1.40)	(1.33)	(1.18)
Change due to rights offering (c)	(0.08)	—	—	—	(0.10)	—	—
Impact of shares issued in dividend reinvestment (d)	—	—	—	(0.08)	—	—	—
Total Distributions, Reinvestments and Rights Offering	(0.96)	(1.20)	(1.42)	(1.47)	(1.50)	(1.33)	(1.18)
Net asset value at end of period	$7.14	$10.65	$13.61	$14.02	$14.22	$13.32	$11.95
Market price at end of period	$6.64	$11.09	$12.375	$11.063	$12.938	$13.313	$11.250
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)	(25.0)%	(12.7)%	8.8%	10.2%	19.8%	26.6%	21.7%
Based on net asset value
Based on market price	(33.0)%	0.0%	25.4%	(4.4)%	9.1%	34.4%	16.2%
RATIOS AND SUPPLEMENTAL DATA:	$869	$1,133	$1,376	$1,396	$1,351	$1,150	$988
Net assets at end of period (millions)
Ratio of expenses to average net assets (g)	1.05%	1.03%	0.96%	0.97%	1.00%	1.01%	1.03%
Ratio of net investment income to average net assets (g)	0.11%	0.27%	0.37%	0.37%	0.39%	0.38%	0.73%
Portfolio turnover rate	83%	64%	83%	90%	76%	99%	70%

(e)	Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(f)	Not annualized.

(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements June 30, 2006 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts. Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:

Ordinary income*	$14,149,452
Long-term capital gain	72,730,797
86,880,249
Return of capital	43,744,165
$130,624,414

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of December 31, 2005, the Fund had no capital loss carryforwards.

Future realized gains offset by the loss carry-forwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. BAIA receives a monthly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

For the six months ended June 30, 2006, the Fund’s annualized effective investment advisory fee rate was 0.71% of the Fund’s average daily net assets.

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration Fee

BAIA provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

For the six months ended June 30, 2006, the Fund’s annualized effective administration fee rate was 0.18% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six months ended June 30, 2006, the Fund’s annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.012% of the Fund’s average daily net assets. BAIA has appointed Columbia as sub-administrator.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of BAIA or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief

Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2006, the Fund paid $1,618 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $512,466,373 and $588,294,435, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2006, the Fund used Banc of America Securities LLC, a wholly-owned subsidiary of BOA, as a broker. Total commissions paid to Banc of America Securities LLC during the period were $4,133.

NOTE 7. CAPITAL TRANSACTIONS

During the year ended December 31, 2005, distributions in the amount of $61,508,410 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 7,032,882 shares.

Board Consideration and Re-approval of the Investment Advisory Contracts

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to continue them for an additional year. At its meeting on May 10, 2006, the Board, including all of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and Banc of America Investment Advisors, Inc. (“BAIA”) and the five separate Portfolio Management Agreements, each among the Fund, BAIA and a Portfolio Manager (each, an “Agreement”). In addition, the Board considered a new Portfolio Management Agreement with Chase Investment Counsel Corporation (“CICC”) to replace Mastrapasqua Asset Management, Inc. on June 1, 2006. Prior to the Board action, the Independent Trustees met to consider management’s recommendations as to the renewal of each Agreement and the approval of the new Agreement with CICC. As part of the process to consider these matters, legal counsel to the Independent Trustees requested certain information from BAIA and each Portfolio Manager. In response to those requests, the Independent Trustees received extensive reports and other information from BAIA and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the approval of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each existing Agreement and the approval of the Agreement with CICC were in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each existing Agreement and to approve the Agreement with CICC, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by BAIA and the Portfolio Managers to the Fund and to their other clients and profits realized by BAIA and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to BAIA and each Portfolio Manager from their relationships with the Fund; and (6) other general information about BAIA and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Trustees considered the nature, extent and quality of the services provided by BAIA including portfolio manager selection, evaluation and monitoring, and the portfolio management services provided by each existing Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered BAIA’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by BAIA and its affiliates including BAIA’s most recent efforts in connection with hiring CICC. The Board also considered each existing Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at BAIA responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of BAIA and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by BAIA and the respective continuing Portfolio Managers to the Fund, and the nature, extent and quality of the services to be provided by CICC, were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that BAIA and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of BAIA and of each Portfolio Manager was sound.

Investment Performance

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Trustees a generally consistent pattern of favorable long-term performance.

Costs of the Services Provided to the Fund and the Profits Realized by BAIA from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to BAIA and the fees payable by BAIA to the Portfolio Managers as well as information provided by BAIA about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by BAIA and the Portfolio Managers to their other accounts, including fees for institutional accounts where applicable. The Board considered that the Portfolio Managers were paid by BAIA, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of BAIA and the Portfolio Managers to the Fund and to their other accounts. The Board noted that the Fund fee schedule has breakpoints at which the advisory fee rate declines as the Fund’s assets increase above the breakpoints. The Board concluded that the management fees payable by the Fund to BAIA and the fees payable by BAIA to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees BAIA and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to BAIA

The Board reviewed reports of the financial position of each of BAIA and the Portfolio Managers. The Board determined that the profitability of BAIA was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Trustees also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that BAIA or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged BAIA’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the Fund’s management fee schedule and the breakpoints in the schedule and concluded that the fee schedule reflects certain economies of scale that may be realized by BAIA as Fund assets increase.

The Board also considered its long association with BAIA and BAIA’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with BAIA’s ability to evaluate the services to be provided. The Board normally meets at least four times per year in order to oversee the operations of the Fund. At such meetings, BAIA and the Portfolio Managers submit and/or make presentations and discuss performance, compliance and other relevant issues.

Distribution Policy/Dividend Reinvestment Plan

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund’s shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

Results of Annual Meeting of Shareholders

On April 28, 2006, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Trustees. Subsequent to the mailing of the proxy statement, William E. Mayer resigned from the Fund’s Board of Trustees and did not stand for re-election to the Board at the Meeting. On March 1, 2006, the record date for the Meeting, the Fund had outstanding 154,598,224 shares of beneficial interest. The votes cast at the Meeting were as follows:

1. Proposal to elect two (2) Trustees:

	For	Withheld
John A. Benning	139,225,877	3,227,764

Thomas W. Brock	139,217,440	3,236,202

The Board of Trustees is divided into the following three classes, each with a term expiring in the indicated year:

2007	2008	2009

Richard W. Lowry	Thomas W. Brock	John A. Benning

John J. Neuhauser

Description of Lipper Benchmark and the S&P 500 Index

Lipper Large-Cap Core Mutual Fund Average – The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Chase Investment Counsel Portfolio Management Team

The assets of Liberty All-Star Equity Fund allocated to Chase Investment Counsel Corporation (“Chase”) are managed on a team basis, with five investment professionals, three of whom have portfolio management responsibilities, contributing to the research and investment process.

David Scott is the senior portfolio manager, and makes the final decisions on purchases and sales of securities for the Fund. Mr. Scott, who has been Senior Vice President of Chase since February 1997, has been active professionally in the investment field for more than 25 years. Mr. Scott joined Chase as Vice President in March 1994.

Brian Lazorishak works closely with Mr. Scott as the portfolio manager and concentrates on quantitative and technical analysis. Mr. Lazorishak has been with the firm since 1997 and has been a Vice President of the firm since 2000.

Derwood S. Chase Jr., who founded Chase in 1957 and is the former senior portfolio manager, remains involved in the process and in formulating investment strategy. Mr. Chase has been active in the investment field for more than 40 years.

Additional members include two senior security analysts, Peter Tuz and Peter Wood, and each has been with the firm since 1997.

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43010
Providence, Rhode Island 02940-3010

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning

Thomas W. Brock

Richard W. Lowry, Chairman

Dr. John J. Neuhauser

OFFICERS

William R. Parmentier, Jr., President and Chief Executive Officer

Mark T. Haley, CFA, Senior Vice President

J. Kevin Connaughton, Treasurer, Senior Vice President and Chief Financial Officer

Mary Joan Hoene, Chief Compliance Officer and Senior Vice President

Michael G. Clarke, Chief Accounting Officer and Assistant Treasurer

Jeffrey R. Coleman, Deputy Treasurer

Joseph F. DiMaria, Deputy Treasurer

Ty S. Edwards, Deputy Treasurer

James R. Bordewick, Jr., Secretary, Senior Vice President and Chief Legal Officer

Barry S. Vallan, Controller

A description of the fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”) was appointed as a sub-adviser of the Fund during the six-month period ending June 30, 2006.

MANAGEMENT. The portion of the Fund allocated to Chase is managed on a team basis and all team members are involved in the investment decision-making and play critical roles in that process. The key personnel responsible for the management of the Fund assets allocated to Chase are as follows:

Derwood S. Chase, Jr., CIC

President, Founder and Director

Chief Investment Officer

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954. Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation. Mr. Chase has been in the investment management business since 1957 and founded Chase in 1964.

David B. Scott, CFA, CIC

Senior Vice President and Director

Senior Portfolio Manager & Research

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary. Before joining Chase Investment Counsel in 1994, he had 15 years of experience as an analyst and portfolio manager. He is a Chartered Financial Analyst and member of The Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Portfolio Manager and Senior Security Analyst

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984. Peter is a Chartered Financial Analyst. Before joining Chase Investment Counsel in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms. He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Portfolio Manager and Senior Security Analyst

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985. Peter is a Chartered Financial Analyst. Before joining Chase Investment Counsel in 1997 he had 10 years experience as a senior security analyst concentrating in technology. He is a member of the New York and Richmond Societies of Financial Analysts.

Brian J. Lazorishak, CFA, CIC, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994. Brian joined Chase Investment Counsel in 1997.

He concentrates on quantitative and technical research. Brian is a Chartered Financial Analyst and a Chartered Market Technician. He is a member of the Richmond Society of Financial Analysts.

OTHER ACCOUNTS.  The table below provides information regarding the other accounts managed by these managers as of June 30, 2006:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Portfolio Management Team
Registered Investment Companies	3	$929 million	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	253	$5,246 million	0	0

COMPENSATION STRUCTURE.  In addition to a fixed, base salary (including 401K, profit-sharing and pension plans), all investment professionals are equity shareholders of Chase Investment Counsel, and participate in the overall success of the firm through dividend distributions that are based on the firm’s net income. Distributions are directly related to the individual’s percentage ownership of the corporation. There is no standard ratio of base pay to distributions. Compensation paid to portfolio managers is not dependent on the performance of one group of accounts verses other accounts or the Fund.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. BAIA, the Fund and Chase have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                                          The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                                          The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                                          The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•                                          The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

As of the date of this filing, Chase does not charge performance fees.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

As of the date of this filing, Chase does not engage in cross trades.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Chase has written policies that covers research related products and services that fit within the safe harbor of Section 28(e) of the Securities Exchange Act. Chase may pay a commission that is higher than the lowest commission rate available to obtain research related services and products.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Chase does not provide additional services (such as distribution or recordkeeping) for their managed accounts or funds.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Registrant Purchases of Equity Securities*

			(c)
			Total Number of	(d)
	(a)	(b)	Shares Purchased as	Maximum Number of
	Total Number	Average	Part of Publicly	Shares that May Yet
	of Shares	Price Paid	Announced Plans	Be Purchased Under
Period	Purchased	Per Share	or Programs	the Plans or Programs

01/01/06 through 01/31/06	0	$0.00	0	N/A

02/01/06 through 02/28/06	0	$0.00	0	N/A

03/01/06 through 03/31/06	463,073	$8.49	463,073	N/A

04/01/06 through 04/30/06	0	$0.00	0	N/A

05/01/06 through 05/31/06	0	$0.00	0	N/A

06/01/06 through 06/30/06	573,936	$7.48	573,936	N/A

Total	1,037,009	$7.93	1,037,009	N/A

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant’s Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Equity Fund

By (Signature and Title)	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 28, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	August 28, 2006